EATON VANCE GROWTH FUND

Supplement to Prospectus dated January 1, 2007

Effective July 1, 2007, the following changes will take place:

1. The name of the Fund will be changed to the following:

Eaton Vance Multi-Cap Growth Fund

2. The following will replace the second paragraph under “Growth Fund” in “Investment Objectives & Principal Policies and Risks”:

Multi-Cap Growth Portfolio invests in a carefully selected portfolio consisting primarily of common stocks of companies that are expected, over the long term, to have earnings growth that is faster than the growth of the U.S. economy and the U.S. stock market as a whole. Growth companies owned by the Portfolio may include both large and established market leaders, as well as smaller, less seasoned companies. The portfolio manager of the Portfolio seeks to purchase stocks that are reasonably priced in relation to their fundamental value, and which the portfolio manager believes will grow in value over time. In making investment decisions, the portfolio manager may utilize the information provided by, and the expertise of, the investment adviser’s research staff. Management of the Portfolio involves consideration of numerous factors (such as potential for price appreciation, risk/return, the mix of securities held by the Portfolio and, secondarily, long-term dividend prospects). Many of these considerations are subjective.

Multi-Cap Growth Portfolio may invest a substantial portion of its assets in securities of companies in the technology industry that could be adversely affected by factors such as highly cyclical markets, intense competition and rapid product obsolescence due to technological advances. In addition, the Portfolio may invest in securities of smaller, less seasoned companies. Such securities are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Smaller companies may have limited product lines, market or financial resources, and they may be dependent on a limited management group. There is generally less publicly available information about such companies than for larger, more established companies.

June 8, 2007	GGFPS